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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): September 16, 2002



                               Ansoft Corporation
             (Exact name of registrant as specified in its charter)




           Delaware                     0-27874                72-1001909
 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)        Identification Number)




      Four Station Square, Suite 660, Pittsburgh, PA                15219
         (Address of principal executive offices)                (ZIP Code)



       Registrant's telephone number, including area code: (412) 261-3200


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Item 5.           Other Events.
                  -------------

         The registrant's press release titled "Ansoft Refocuses Business" dated September 16, 2002 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The registrant's press release titled "Ansoft Corporation Amends Stock Repurchase Program - Additional 1,000,000 Shares Authorized For Repurchase" dated September 16, 2002 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ANSOFT CORPORATION


Dated:  September 18, 2002                By: /s/ Nicholas Csendes
                                              -----------------------------
                                              Nicholas Csendes
                                              President



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                                  Exhibit Index


 Exhibit No.                    Description                        Reference
 -----------                    -----------                        ---------
 99.1 ......     Press Release dated September 16, 2002          Filed herewith
 99.2.......     Press Release dated September 16, 2002          Filed herewith



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